Dear Shareholder:

On December 31, the Daruma Mid-Cap Value Fund closed at $10.87.  It was up 6.46%
 in the fourth quarter and ended the year in negative territory down 8.41%.
The Russell MidCap Value Index was up 3.77% and down 11% respectively, while the Russell 2000 Value Index pulled in at +1.53% for the quarter and finished the year down 1.49%.

The trends we've been complaining about all year continued to hold true in the fourth quarter and then some as the blistering technology sector drove market indices to record highs. As value managers, we felt like Alice in Wonderland during 1999. All the old time-tested rules of investing no longer applied.
Companies that lost money outperformed those that were profitable by a country mile.  Valuations were no longer based on fundamentals; price momentum ruled.
  Investors paid anything for growth, as long as the stocks kept going up.
By paying ridiculous prices for fledgling companies with no proven business models, investors were not only discounting the future but the hereafter.

That said, our mission is to create wealth over the long-term, something we did not do, at least in 1999. What can we do to improve returns in a market environment that continues to be so hostile to value investing? We will absolutely stick to our discipline of buying undervalued companies whose earnings growth rates we believe, are about to accelerate. In this environment, value stocks that miss their earnings by as little as a penny go down as much as disappointing growth stocks. If interest rates rise, as we think they will, the most overvalued stocks will be also the most vulnerable. In that environment, we think value stocks are more likely to hold their own.

Our biggest winner in 1999 was Datatec (DATC).   A dramatic expansion in
 backlog for the company's services, combined with the announcement that
 IBM had purchased Datatec's web-based e-deploy software, helped drive the
 shares of this company up over 100% in the fourth quarter.   We remain very
bullish on this stock as we expect the company's growth rate and profitability to dramatically accelerate in 2000 as demand for both
 Datatec's traditional deployment services and the e-deploy software product continues to grow.

Our biggest loser in 1999 was Total Renal Care (TRL).    Shares of this operator
 of dialysis treatment centers dropped in the first quarter of 1999 due to an
 earnings miss.   Revenue growth was in line with expectations, but the
company incurred unexpected costs as it paid the price for not properly integrating prior acquisitions. This was not a short-term fix, so we sold our position, deciding to redeploy capital elsewhere.

The Fund's portfolio is composed of 33 stocks, and at year-end our largest holding was Informix (IFMX), a database software company. Informix was one of our biggest winners in the fourth quarter as investors bid the shares of this undervalued company up over 40%. A bargain basement valuation relative to its software peers, an aggressive new management team that has restructured and refocused the company, and a strong pipeline of new products especially geared for the Internet are all bullish for the stock.
  We feel we have the portfolio well positioned for 2000, and we hope to maximize stocks like Informix and Datatec and eliminate from the portfolio stocks like Total Renal.

Sincerely,


/c/
Mariko O. Gordon, CFA
President & Chief Investment Officer

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares maybe worth more or less than their original cost when redeemed. The Russell MidCap Value and Russell 2000 Value are unmanaged indices of domestic common stocks.